Filed under Rule 497(e)

Registration No. 002-83631

VALIC Company I

High Yield Bond Fund

(the “Fund”)

Supplement dated May 18, 2026, to the Statement of Additional Information (“SAI”)

of the Fund, dated October 1, 2025, as supplemented to date

Effective immediately, Elizabeth H. Shortsleeve is added as a portfolio manager to the Fund. Effective December 31, 2026, Michael V. Barry will no longer serve as a portfolio manager to the Fund. Accordingly, effective immediately, the following changes are made to the Fund’s SAI:

The table in the subsection of the SAI entitled “Portfolio Managers — Other Accounts,” solely as it relates to Wellington Management, is supplemented to include the following:

Advisers/ Subadviser	Portfolio Manager	Other Accounts (As of May 31, 2025)
		Registered Investment Companies		Pooled Investment Vehicles			Other Accounts
		No. of Accounts	Assets ($ millions)	No. of Accounts		Assets ($ millions)	No. of Accounts	Assets ($ millions)
	Elizabeth H. Shortsleeve[23]	10	17,775	8	[24]	547	18	1,335

23	The information presented in this table for Ms. Shortsleeve is as of March 31, 2026.
24	There is one account with $120 million as of March 31, 2026, that is subject to a performance-based advisory fee.

The second paragraph of the subsection of the SAI entitled “Portfolio Managers — Compensation of Portfolio Managers — Wellington Management — Conflicts of Interest” is deleted in its entirety and replaced with the following:

An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Fund or make investment decisions that are similar to those made for the relevant Fund, both of which have the potential to adversely impact the relevant Fund depending on market conditions. For example, an Investment Professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for the relevant Fund and one or more other accounts at or about the same time. In those instances, the other accounts will have access to their respective holdings prior to the public disclosure of the relevant Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Funds. Messrs. Barry, Forster, Kyller, Marvan, Simon, White, and Mses. Pryshlak and Shortsleeve also manage accounts that pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

The third paragraph of the subsection of the SAI entitled “Portfolio Managers — Compensation of Portfolio Managers — Wellington Management — Compensation” is deleted in its entirety and replaced with the following:

Portfolio-based incentives across all accounts managed by an Investment Professional can, and typically do, represent a significant portion of an Investment Professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax-qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Barry, Forster, Garabedian, Marvan, Simon and Mses. Pryshlak and Shortsleeve are Partners.

Capitalized terms used in this Supplement shall, unless otherwise defined herein, have the same meaning as given in the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.